Exhibit 10.4

Execution Copy

GUARANTY

THIS GUARANTY, dated as of April 21, 2008, is made by TURBOSONIC TECHNOLOGIES, INC. (the “Guarantor”) in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as lender (the “Lender”).

WHEREAS, it is a condition precedent to the Lender extending credit to the Borrower, under that certain Banking Agreement, dated January 14, 2008 (said agreement including all schedules attached thereto, as amended, amended and restated, supplemented or otherwise modified from time to time, being the “Banking Agreement”), between Turbosonic Inc. (the “Borrower”) and the Lender, that the Guarantor execute and deliver to the Lender this guaranty;

WHEREAS, the Guarantor wishes to guaranty the Borrower’s obligations to the Lender under or in respect of the Banking Agreement as provided herein; and

WHEREAS, contemporaneously with this Guaranty, the Guarantor will also enter into a Security Agreement, dated as of the date hereof, in favor of the Lender to secure the Guarantor’s obligations hereunder;

NOW, THEREFORE, the Guarantor hereby agrees with the Lender as follows:

1.

Definitions.  Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Banking Agreement.

2.

Guaranty of Payment and Performance.  Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), of all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower, including all such which would become due but for the operation of the automatic stay pursuant to §362(a) of the Federal Bankruptcy Code and the operation of §§502(b) and 506(b) of the Federal Bankruptcy Code (the “Obligations”).  This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment.  Should the Borrower default in the payment of any of the Obligations, the obligations of the Guarantor hereunder with respect to such Obligations in default shall, upon demand by the Lender, become immediately due and payable to the Lender, without any other demand or notice of any nature, all of which are expressly waived by Guarantor.  Payments by the Guarantor hereunder may be required by the Lender on any number of occasions.  All payments by Guarantor hereunder shall be made to the Lender in the manner and at the place of payment specified therefor in the Banking Agreement.

3.

Guarantor’ Agreement to Pay Enforcement Costs, etc.  Guarantor agrees, as a principal obligor and not as a guarantor only, to pay to the Lender , within ten (10) Business Days after receiving a written demand therefor, all reasonable out-of-pocket costs and expenses (including court costs and legal expenses) incurred or expended by the Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this §3 from the time when such amounts become due until payment, whether before or after judgment provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

4.

Waivers by Guarantor; Lender’s Freedom to Act.  Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto.  To the extent permitted by law, Guarantor waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally.  Without limiting the generality of the foregoing, Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Banking Agreement or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which the Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Lender might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of Guarantor or otherwise operate as a release or discharge of Guarantor, all of which may be done without notice to Guarantor.  To the fullest extent permitted by law, Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law which would otherwise prevent the Lender from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against Guarantor before or after the Lender’s commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Lender.

5.

Unenforceability of Obligations Against Borrower; Severability.

5.1.

Unenforceability of Obligations Against Borrower.  If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower’s insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on Guarantor to the same extent as if Guarantor at all times had been the principal obligor on all such Obligations.  In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or by operation of law or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Banking Agreement, this Guaranty or the Security Agreement (the “Loan Documents”) or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

5.2.

Severability, etc.  It is the intention and agreement of Guarantor and the Lender that the obligations of Guarantor under this Guaranty shall be valid and enforceable against Guarantor to the maximum extent permitted by applicable law.  Accordingly, if any provision of this Guaranty creating any obligation of Guarantor in favor of the Lender shall be declared to be invalid or unenforceable in any respect or to any extent, it is the stated intention and agreement of Guarantor and the Lender that any balance of the obligation created by such provision and all other obligations of Guarantor to the Lender created by other provisions of this Guaranty shall remain valid and enforceable.  Likewise, if by final order a court of competent jurisdiction shall declare any sums which the Lender may be otherwise entitled to collect from Guarantor under this Guaranty to be in excess of those permitted under any law (including any federal or state fraudulent conveyance or like statute or rule of law) applicable to Guarantor’s obligations under this Guaranty, it is the stated intention and agreement of Guarantor and the Lender that all sums not in excess of those permitted under such applicable law shall remain fully collectible by the Lender from Guarantor.

6.

Subrogation; Subordination.

6.1.

Waiver of Rights Against Borrower.  Until the final payment and performance in full of all of the Obligations (other than inchoate unasserted indemnification liabilities arising under the Loan Documents): (i) Guarantor shall not exercise and hereby waives any rights against the Borrower arising as a result of payment by Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Lender in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; (ii) Guarantor will not claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of Guarantor to the Borrower; and (iii) Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Lender.

6.2.

Subordination.  The payment of any amounts due with respect to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to Guarantor is hereby subordinated to the prior payment in full of all of the Obligations.  Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Obligations, Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to Guarantor until all of the Obligations shall have been paid in full (other than inchoate unasserted indemnification liabilities arising under the Loan Documents).  If, notwithstanding the foregoing sentence, Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by Guarantor as trustee for the Lender and be paid over to the Lender, on account of the Obligations without affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

6.3.

Provisions Supplemental.  The provisions of this § shall be supplemental to and not in derogation of any rights and remedies of the Lender under any separate subordination agreement which the Lender may at any time and from time to time enter into with Guarantor for the benefit of the Lender.

7.

Setoff.  Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, the Lender is hereby authorized without notice to Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, when any amount is due and payable by the Guarantor hereunder, to set off and apply such deposits and other sums against the obligations of Guarantor under this Guaranty, whether or not the Lender shall have made any demand under this Guaranty.

8.

Further Assurances.  Guarantor agrees that it will from time to time, at the reasonable request of the Lender, do all such things and execute all such documents as the Lender may consider reasonably necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Lender hereunder.  Guarantor acknowledges and confirms that Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by Guarantor concerning the financial condition of the Borrower and that Guarantor will look to the Borrower and not to the Lender in order for Guarantor to keep adequately informed of changes in the Borrower’s financial condition.

9.

Termination; Reinstatement.  This Guaranty shall remain in full force and effect until the Obligations (other than inchoate unasserted indemnification liabilities arising under the Loan Documents) have been indefeasibly paid in full in cash, all of the credit commitments under the Banking Agreement and Loan Documents have been terminated and the Banking Agreement and the Loan Documents shall have been terminated.  This Guaranty shall continue to be effective or be reinstated, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

10.

Successors and Assigns.  This Guaranty shall be binding upon Guarantor, its successors and assigns, and shall inure to the benefit of the Lender and, in accordance with the term of the Banking Agreement, their respective successors, transferees and assigns.  Without limiting the generality of the foregoing sentence, the Lender may assign or otherwise transfer the Banking Agreement, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment or transfer, with all the rights in respect thereof granted to the Lender herein, all in accordance with the Banking Agreement.  Guarantor may not assign any of its obligations hereunder.

11.

Amendments and Waivers.  No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and, in the case of an amendment, the Guarantor, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No act, failure or delay by the Lender shall constitute a waiver of its rights and remedies hereunder or otherwise.  No single or partial waiver by the Lender of any default or right or remedy that it may have (i) shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion or (ii) shall preclude the Lender from any further exercise of any such right or remedy.

12.

Notices. All notices and other communications provided for herein or given pursuant hereto shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

(a)

if to the Guarantor, to the address or telecopier number specified on below Guarantor’s name on the signature page hereto; and

(b)

if to the Lender , at the address for notices set forth in the Banking Agreement,

or in either case at such other address as either party may designate by notice in writing to the other.

13.

Governing Law; Consent to Jurisdiction.

13.1.

Governing Law.  THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

13.2.

Jurisdiction.  GUARANTOR AND, BY ACCEPTANCE OF THIS GUARANTY, THE LENDER, IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR THEMSELVES AND THEIR PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE GUARANTOR AND, BY ACCEPTANCE OF THIS GUARANTY, THE LENDER, IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  GUARANTOR AND, BY ACCEPTANCE OF THIS GUARANTY, THE LENDER, AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST GUARANTOR OR ITS RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.  GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY IN ANY COURT REFERRED TO IN THIS §13.2.  GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.  GUARANTOR IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN THIS GUARANTY.  NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF GUARANTOR OR BENEFICIARY OF THIS GUARANTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

14.

Waiver of Jury Trial.  GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, THE LENDER, IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES TO THE BANKING AGREEMENT AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, THE LENDER, AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, GUARANTOR, AND BY ACCEPTANCE OF THIS GUARANTY, THE LENDER, FURTHER AGREES THAT THEIR RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS §14 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

15.

Miscellaneous.  This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein.  The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations.  The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions.  Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions.  The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

16.

Counterparts; Integration; Effectiveness.  This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Guaranty and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Guaranty by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Guaranty.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

TURBOSONIC TECHNOLOGIES, INC.

By: /s/ Edward F. Spink Name: Edward F. Spink Title: Chief Executive Officer Address: 550 Parkside Dr., Suite A-14 Waterloo, ON N2L 5V4 Facsimile number: (519) 885-6992

Accepted and agreed to as of
the date first written above by:

CANADIAN IMPERIAL BANK OF COMMERCE

By:  /s/ Mark Berlingieri
Name: Mark Berlingieri
Title:  Authorized Signatory